NOVEMBER 7, 2018 INVESTOR PRESENTATION EXHIBIT 99.1

Forward Looking Statements This Investor Presentation contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases, including references to assumptions. Forward-looking statements are based upon various assumptions and analyses made by the Company in light of management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond the Company's control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the Company's business; changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently; changes in corporate and/or individual income tax laws may adversely affect the Company's financial condition or results of operations; general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or the banking industry may be less favorable than the Company currently anticipates; legislation or regulatory changes may adversely affect the Company's business; technological changes may be more difficult or expensive than the Company anticipates; success or consummation of new business initiatives may be more difficult or expensive than the Company anticipates; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than the Company anticipates. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

New York State chartered savings bank opened 1871 Joseph Roberto promoted to President & CEO 2012 Rebranded from Putnam County Savings Bank to PCSB Bank 2015 Completed Community Mutual Savings Bank acquisition 2015 Completed Initial Public Offering 2017 Company History Charter Conversion 2018

Joseph Roberto CHIEF EXECUTIVE OFFICER 2005 Scott Nogles CHIEF FINANCIAL OFFICER 2011 Michael Goldrick CHIEF LENDING OFFICER 2012 Carol Bray CHIEF INFORMATION OFFICER 2001 Ruth Leser HUMAN RESOURCES DIRECTOR 1996 Dominick Petramale RETAIL BANKING OFFICER 2018 David McNamara COMPLIANCE OFFICER 2014 Richard Petrone CHIEF CREDIT OFFICER 2012 Clifford Weber CHIEF RISK OFFICER & GENERAL COUNSEL 2016 Management Team

Enviable Market Footprint Headquarters 2651 Strang Blvd Yorktown Heigts, NY 10598 Branch Locations 2477 Route 6 Brewster, NY 10509 478 White Plains Road Eastchester, NY 10709 804 Route 9 Fishkill, NY 12524 441 Tarrytown Road White Plains, NY 10607 3649 Lee road Jefferson Valley, NY 10535 256 route 52 Kent, NY 10512 150 Route 6 Mahopac, NY 10541 12 south Bedford road mount kisco, ny 10549 40 east first street mount Vernon, ny 10550 76 north main street new city, ny 10956 144 route 22 pawling, ny 12564 63 East main street pawling, ny 12564 29 taylor square East white plains, ny 10604 249 route 202 Somers, ny 10589 331 downing drive Yorktown heights, ny 10598

Balance Sheet Growth 10.95% CAGR 15.49% CAGR 7.82% CAGR Total Assets Net Loans Total deposits 800 900 1,000 1,100 1,200 1,300 1,400 4,500 1,600 1,050 1,150 950 850 400 500 600 700 6/30/2014 6/30/2015 6/30/2016 6/30/2017 6/30/2018

Loan & Deposit Composition LOANS DEPOSITS Loans Deposits 32% 11% 0% 57% 34% 4% 22% 40% Commercial R/e Residential R/e Commercial Other Demand & now savings Money Market CD’s

Income Statement Growth Net income net interest income net interest margin 45 40 35 30 25 20 7.0 6.0 5.0 4.0 2.0 3.0 1.0 – 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 6/30/2014 6/30/2015 6/30/2016 6/30/2017 6/30/2018

Returns ROAA* ROAE* *Years ended June 30, 2016, 2017 and 2018 are adjusted for certain one-time items. Please refer to the Company’s 4Q‘18 and 4Q’17 earnings press releases for further details. 6/30/2014 6/30/2015 6/30/2016 6/30/2017 6/30/2018 0.00% 0.10% 0.20% 0.30% 0.40% .050% 0.60% 1.00% 2.00% 2.50% 3.00% 3.50% 4.00%

Asset Quality 6/30/2014 6/30/2015 6/30/2016 6/30/2017 6/30/2018 0.00% 0.10% 0.20% 0.40% .080% 0.60% 1.00% 2.00% 1.20% 1.40% 1.60% 1.80% (0.5) – 0.5 1.0 1.5 2.0 NPA’s Net Charge-Offs

Stable Cost of Funds with Core Focus 6/30/2014 6/30/2015 6/30/2016 6/30/2017 6/30/2018 0.00% 0.10% 0.20% 0.30% 0.40% .050% 0.60% 0.70% 25.00% 35.00% 45.00% 55.00% 65.00% 75.00% 85.00% Core deposits Cost of funds

Continue to grow net interest income while managing interest rate risk – shift in assets from securities to loans, leverage existing 15 branch network Strategy Maintain credit focus while growing commercial portfolio Deploy excess capital through organic growth, M&A opportunities, dividends and possible buybacks Focus on containing expenses while allowing for new products and services

Fiscal 2019 First-Quarter Results Compared to Previous Quarters

Balance Sheet As of Condensed Balance Sheets $000 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 Cash and cash equivalents $68,323 $62,145 $36,505 $77,106 $34,733 Total investment securities 441,748 458,655 473,651 470,328 475,791 Loans receivable, net 905,093 902,336 886,718 838,120 839,963 Other assets 59,331 57,051 60,095 57,714 61,219 Total assets $1,474,495 $1,480,187 $1,456,969 $1,443,268 $1,411,706 Total deposits and escrow $1,158,102 $1,166,260 $1,095,581 $1,122,558 $1,086,662 Advances from Federal Home Loan Bank 18,810 18,841 68,872 30,720 35,750 Other liabilities 7,706 7,527 7,856 7,579 7,209 Total liabilities 1,184,618 1,192,628 1,172,309 1,160,857 1,129,621 Total shareholders' equity 289,877 287,559 284,660 282,411 282,085 Total liabilities and shareholders' equity $1,474,495 $1,480,187 $1,456,969 $1,443,268 $1,411,706

Income Statement For the Quarter Ended Condensed Income Statements $000 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 Interest income $12,609 $13,358 $11,648 $11,657 $11,297 Interest expense 2,145 1,926 1,505 1,471 1,421 Net interest income 10,464 11,432 10,143 10,186 9,876 Provision for loan losses 58 25 54 200 135 Noninterest income 641 601 512 692 714 Noninterest expense 8,008 8,264 7,833 8,125 7,894 Income before income tax expense (benefit) 3,039 3,744 2,768 2,553 2,561 Income tax expense (benefit) 710 1,075 591 2,551 805 Net income (loss) $2,329 $2,669 $2,177 $ 2 $1,756

Financial Highlights September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 Performance Ratios(1): Return on average assets 0.63% 0.60% 0.56% 0.51% 0.40% Return on average equity 3.22% 3.10% 2.81% 2.53% 2.28% Interest rate spread 2.73% 2.79% 2.82% 2.85% 2.74% Net interest margin 2.94% 2.98% 2.99% 3.00% 2.89% Efficiency ratio 72.11% 71.17% 73.51% 73.82% 75.78% Earnings per share (basic): Unadjusted $0.14 $0.16 $0.13 $0.00 $0.10 Adjusted(1) $0.14 $0.13 $0.12 $0.11 $0.10 Book value per common share $15.96 $15.83 $15.67 $15.55 $15.53 Tangible book value per common share $15.60 $15.47 $15.31 $15.18 $15.16 (1)Adjusted for certain one-time items. Please refer to the Company’s 1Q’19 earnings press release for further details.